UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 17, 2016

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Professional Diversity Network, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-35824	80-0900177
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 W. Adams Street, Sixth Floor, Chicago, Illinois	60607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 614-0950

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 (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) and (c)

CEO Transition

On December 22, 2016, the Board of Directors (the “Board”) of Professional Diversity Network, Inc. (the “Company”) appointed Maoji (Michael) Wang to the position of Chief Executive Officer effective immediately.  Katherine Butkevich, the Company’s former Chief Executive Officer, will become Chief Executive Officer of NAPW, Inc., the Company’s wholly-owned subsidiary, effective immediately.

Maoji (Michael) Wang, 44, is currently a director of the Company and Chief Executive Officer and investor in Cosmic Forward Limited, the Company’s majority stockholder (“CFL”). Mr. Wang is also currently the managing partner of Beijing Daqian Law Firm, and has held that position since November 2005.  Mr. Wang has also served as a vice president at GNet Group Plc, an e-commerce company based in China, since April 2014, and as Chief Executive Officer of Tibet Weibai Investment Fund Management Co., Ltd. since March 2016, Guangzhou Gaixin Network Technology Development Co., Ltd. since May 2016 and Guangzhou Yougaojiu Marketing Management Co., Ltd. since June 2016.  He has also worked as a supervisor at Guangzhou Wu Wei E-commerce Services Co., Ltd. since January 2015 and Yunnan Linkenuodi Education Information Consulting Co., Ltd. since November 2012.

Mr. Wang will serve as CEO in his capacity as a director of the Company, and currently not as an employee.  The Board has authorized the Compensation Committee of the Board to negotiate any compensation arrangements with Mr. Wang, and no determination regarding such compensation arrangements has been made as of the date of filing of this Current Report on Form 8-K.

Mr. Wang has no family relationships with any of the Company’s directors or executive officers, and there are no arrangements or understandings pursuant to which Mr. Wang was appointed to his position.  Other than as previously disclosed in the Company’s information statement on Form 14f-1 filed with the Securities and Exchange Commission on October 26, 2016, there are no related party transactions between the Company and Mr. Wang reportable under Item 404(a) of Regulation S-K.

CFO Transition

On December 17, 2016, David Mecklenburger, the Company’s Chief Financial Officer, advised the Company that he will be stepping down as the Company’s Chief Financial Officer effective December 31, 2016.  The Company is conducting a search for Mr. Mecklenburger’s permanent replacement. On December 22, 2016, the Board appointed Xin (Adam) He to serve as the Company’s interim Chief Financial Officer effective January 1, 2017.

Xin (Adam) He, 43, has served as Chief Financial Officer of Wanda America Investment Holding Co., a leading real estate company in China and a global property manager, since May 2012.  Prior to that, from December 2010 to May 2012, he served as Financial Controller of Xinyuan Real Estate Co. (NYSE: XIN), a publicly traded Chinese developer of large scale, high quality residential real estate projects.  Earlier in his career, Mr. He served as an auditor at Ernst & Young, LLP in New York, and held various positions, including financial controller and accounting manager, at Chinatex Corporation, a leading textile manufacturer in China.  Mr. He obtained a Master of Science in Taxation from Central University of Finance and Economics in Beijing, and a Master of Science in Accounting from Seton Hall University in New Jersey.  Mr. He is a Certified Public Accountant.

The Board has authorized the Compensation Committee of the Board to negotiate any compensation arrangements with Mr. He, and no determination regarding such compensation arrangements has been made as of the date of filing of this Current Report on Form 8-K.  Mr. He has no family relationships with any of the Company’s directors or executive officers, and there are no arrangements or understandings pursuant to which Mr. He was appointed to his position.  There are no related party transactions between the Company and Mr. He reportable under Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2016	PROFESSIONAL DIVERSITY NETWORK, INC.

	By:	/s/ Christopher Wesser
Christopher Wesser Executive Vice President, General Counsel and Secretary